Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net income for the year
Net income for the year	$ 81,702	$ 143,764	$ 115,087
Other comprehensive income/ (loss)
Unrealized gain on cash flow hedges, net (Notes 18 and 20)	29,065	11,382	22,802
Net settlements on interest rate swaps qualifying for cash flow hedge	0	0	(489)
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation	84	103	103
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Prepaid lease rentals	1,076	0	6,604
Other comprehensive income for the year	30,225	11,485	29,020
Total comprehensive income for the year	$ 111,927	$ 155,249	$ 144,107